JP Morgan 3 rd Annual Basics & Industrials June 3, 2008 Exhibit 99.1

Forward Looking Information
Information provided and statements contained in this presentation that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange
Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Item 1A. Risk Factors of our Form 10-K for the fiscal year ended October 31, 2007, which was filed on May 29, 2008.

Other Cautionary Legends
• The financial information herein contains both audited and preliminary/unaudited and has been prepared by management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing
business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other post-retirement costs) and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our
operating segments. A reconciliation to the most appropriate
GAAP number is included in the appendix of this presentation.

We expect our strategy will enable us to
deliver our 2009 goals and BEYOND
FY 2009 Goals
•
$15+ Billion Revenue
•
$1.6 Billion Manufacturing
Segment Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
•
Improve conversion rate of
operating income into net
income
•
Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Leveraging what we have and what others have built
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products

2008 – Performing in a Down Market
• Great Products
– Bold
– Trucks and Engines
• Competitive Cost Structure
–
ProStar™
–
MaxxForce™
Big Bore 11L/13L
– Labor efficiencies
– Below the line items
• Profitable Growth/New Businesses
– Military
– Mexico/Export
FY 2009 Goals
•
$15+ Billion Revenue
•
$1.6 Billion Manufacturing
Segment Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
•
Improve conversion rate of
operating income into net
income
•
Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Leveraging what we have and what others have built
Leveraging what we have and what others have built

500,000
400,000
300,000
200,000
100,000
0
455,000
319,000
258K – 285K
-29.8%
-14.7%*
FY2006
FY2007
FY2008 Fcst*

U.S. & Canada Truck Industry
(Class 6-8 Units)

-39.4%

-22.1%
-10.4%*

28.9%
10.7%

NAVISTAR

0
50,000
100,000
150,000
FY2006 FY2007 FY2008 Fcst*
0
10,000
20,000
30,000
40,000
50,000
FY2006 FY2007 FY2008 Goal
0
100,000
200,000
300,000
400,000
500,000
600,000
FY2006 FY2007 FY2008 Fcst*
30,000
2008 Guidance
520,000
405,000
350K – 375K
Navistar Expansionary** Shipments
38,000
42,500
126,000
75,000
70K – 80K
*midpoint of guidance
Navistar U.S. & Canada Shipments
(Class 6-8 Units)
Flat
Navistar Engine Shipments
**includes all military shipments

Preliminary & Unaudited

Consolidated Revenues ($ in millions)

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
-$15B Goal by FY End 2009 -
$14,200
$12,300
$6,700 -$6,900
$15,000+
1st Half-$6,300
1st Half-$6,100
FY2006 Full Year
FY2007 Full Year
FY2008 1st Half *
FY 2008 Full Year

U.S. and Canada Class 6-8 Retail Industry
500,000
400,000
300,000
200,000
Retail Class 6 - 8
FY 2008 retail class 6-8 annualized through April

$0
$200
$400
$600
$800
$1,000
$1,200
FY2006
Full Year
FY 2007
Full Year
FY2008
1st Half*
FY 2008
Full Year
Summary
Manufacturing Segment Profit ($ in millions)
*Charts reflects midpoint of guidance
$838
$426
$375-425
$950-1,000
$0
$50
$100
$150
$200
FY 2006 1st Half FY 2007 1st Half FY 2008 1st Half
Consolidated Pretax Income
($ in millions)
$103
$6
$120
$200
range

We expect our strategy will enable us to
deliver our 2009 goals
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products

SCHOOL BUS
STOP

Combined Class 8
Ongoing Goal 20%

Navistar	April YTD Market Share FY08	April YTD Market Share FY07	April YTD Market Share PPT Change	April YTD Order Receipt Share FY08	April YTD Order Receipt Share FY07	April YTD Order Receipt Share PPT Change
School Bus	56.6%	61.3%	*(4.7) ppt*	57.8%	64.1%	*(6.3) ppt*
Class 6-7 - Medium	34.3%	35.4%	*(1.1) ppt*	36.0%	30.0%	*6.0 ppt*
Class 8 - Heavy	15.4%	14.3%	*1.1 ppt*	20.2%	13.3%	*6.9 ppt*
Class 8 - Severe Service	35.7%	25.6%	*10.1 ppt*	41.0%	28.8%	*12.2 ppt*
Combined Class 8 (Heavy & Severe Service)	22.7%	19.0%	*3.7 ppt*	26.5%	18.9%	*7.6 ppt*
Total Navistar	**29.0%**	**24.9%**	***4.1 ppt***	**31.1%**	**26.8%**	***4.3 ppt***

NAVISTAR

9 U.S. and Canada Traditional Market Share Leader in Class 6-8 Trucks and School Bus School Bus Class 6 and 7 Class 8 Ongoing Goal 60% Ongoing Goal 40%

10

11

12

13

MAXXFORCE
INTERNATIONAL DIESEL POWER

INTERNATIONAL

NAVISTAR

11L / 13L
MaxxForceTM 11L / 13L Engines
Industry leading attributes
Fuel economy
Weight
Noise Vibration Harshness (NVH)
Imported production start:  Dec. 2007
U.S. production start: Summer 2008
Significant cost savings versus purchased
engines at peak production

• Fuel Economy And Emissions
One Of The First Auxiliary Power Units (APU) To Pass The
Stringent 2008 CARB Emissions Standards
• Integrated Design & Engineering
Diesel Generator Set Rated At 5.2 Kilowatts Of Power
• Typical APU is rated at 3.5 Kilowatts
Fully Integrated With The Vehicle Electronics
Best In Class Fuel Economy
Highly Styled For Fit And Aerodynamics
• Designed For Long Life
10,000 Hour Durability Life Tested To OEM Specifications
(typical competitors 4000 to 8000 hours)
• Extreme Quiet Operation
Fully Isolated For Noise And Vibration
• Long Service & Maintenance Intervals (1,000 Hours)
• Factory Installed And Warranted
An International Exclusive System
International’s
MaxxPower
Integrated APU
Typical
Aftermarket APU
Product Leadership

We expect our strategy will enable us to
deliver our 2009 goals
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Competitive
Cost
Structure
Profitable
Growth
Great
Products
Leveraging what we have and what others have built

Competitive Cost Structure
Key Component of COGS
Strategic initiatives
ProStar™
MaxxForce™
Big Bore 11/13L
Scale
Strategic Partnerships
Mahindra International
South America
Global Sourcing
Performance on track / Volume /
Dollar Weakness
Overall goal is to continuously
seek the needed quality at the
best price
Greater Flexibility
Eliminated guaranteed
employment
Productivity
Trades
Stewards / Reps
Sourcing non-core jobs
Improved Manufacturing
Cost Structure
Wages frozen
Healthcare contained
New hire package competitive
Wages
Post-retirement
Labor Operating Efficiencies Materials

We expect our strategy will enable us to
deliver our 2009 goals
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of operating
income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
Competitive
Cost
Structure
Profitable
Growth
Great
Products
Leveraging what we have and what others have built

Future

Mahindra International

JLTV

GM

Launching

LoneStar™

ProStar™ Skyrise

11/13 Liter Big Bore

New Industry

CF and Conventional Class 4/5
Profitable Growth
Mexico & Export
Increase export
market share
Military Commercial Bus
Units delivered:
FY 2005: ~ 1,300
FY 2006: ~ 2,900
FY 2007: ~ 3,200
Industry ranges
from 35K – 45K
Industry ranges
from 20K – 30K
Industry ranges
from 50K – 70K
Industry ranges
from 9K – 15K
Workhorse Cl 3-7

Profitable Growth
Mexico/Export – Continued Focus on Growth
Mexico
Delivering profitable
growth
20 dealers with more
than 85 locations
30% increase in dealer
locations
Fleet growth
• Cemex
• Femsa
• Lala
Export
Russia
Australia
Grow existing markets
• Latin America
• South Africa
• Middle East
Dedicated dealers in all
key markets
Mahindra International
Commercial Growth
India and Exports
• New full line Class 4-8 in
development
• New plant for trucks and
engines in 2009
• 2011 target volume 40,000
units/year (market 400,000
Class 3-8)
India’s first commercial
vehicles with electronic
common rail diesel engines
Mexico Market Share
24.0%
25.0%
26.0%
27.0%
28.0%
29.0%
30.0%
31.0%
32.0%
FY 2005 FY 2006 FY 2007 1st H FY08

U.S. Army

Above, mine resistant ambush protected (MRAP) vehicles line the staging yard at Charleston Naval Weapons Station, S.C. Right, Paul Vantuvendor, an electronics integrated systems mechanic in the Command, Control and Computers Avionics Directorate, performs operational verification of electronics systems on an MRAP vehicle in southwest Asia.

40 ARMY ■ May 2008

NAVISTAR

22

23

Sgt. Blake Brandenburg, Sgt. Steve Robinson and Spc. David Williams, forward observers assigned to the 4th Brigade Combat Team's personal security detachment, install a 50-caliber machine gun to a vehicle. The 1st Cavalry Division's new Long Knife Brigade is training at the Joint Readiness Training Center at Fort Polk, La.

Capt. Phil Raumberger supervises the operation as an MRAP vehicle rolls onto the ramp of a Navy cargo ship at the seaport of Charleston, S.C. The 841st Transportation Battalion, a subordinate unit of Military Surface Deployment and Distribution Command, provides command and control of the DoD sealift mission.

841st
TRANSPORTATION
BATTALION

May 2008 ■ ARMY 41

NAVISTAR

24

Profitable Growth
Navistar Defense
Tactical
7000 MV
AFMTV
Taiwan
FMS
Afghan
Militarized /
supporting vehicles
5000 MV
Armored Line
Haul Tractor
TACOM-other urgent
requirements
MXT
MRAP
U.S. & Foreign
Future Opportunities
FMTV
M915
JLTV
We believe the military business is a $1.5 to $2 Billion
sustainable business
Navistar Defense Group

Challenges
Known –
Execution of path to $1.6 billion manufacturing
segment profit
Navistar 2010 emissions path
Unknown
Cost increases – commodity/precious metal/currency
2010 emissions industry landscape
Capital structure cost
Ford resolution
Execution speed – ROW strategy

US DOT 063585
MC NO 311233
KYU 052486
HOT
Urea Tank
SCR Catalyst

NAVISTAR

Strategy to sustain and improve 2010 and
beyond
Why we choose EGR vs. SCR:
We believe SCR is a
transitional-stop gap approach
SCR forces the burden of
compliance on the customer
EGR builds on technologies we
are using today without ongoing
customer cost, complexity, and
inconvenience
Minimal, if any, effect on fuel
economy

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
FY 2005 FY 2006 FY 2007 FY 2012
Sustainable – 2010 and Beyond
GM Opportunity
Average revenue = $1.5B +
Mahindra International
• New plant for trucks and
engines in 2009
• 2011 target volume 40,000
units/year (Market 400,000
Class 3-8)
Navistar Defense
Group
Average revenue = $1.5B+
Export and
Expansionary Markets
Average Revenue Up
Navistar Parts
$1,373
$1,516 $1,562
$3,000
Part Sales at Maturity ($ in millions)
Other Opportunities
Military
Expansionary Global
Traditional
Goal

Arctic Ocean
Arctic Ocean
Arctic Ocean
Greenland (Den.)
Iceland
Russia
Canada
U.S.A.
United States of America
North Pacific Ocean
North Atlantic Ocean
North Pacific Ocean
Hawaiian Islands
Mexico
Kazakhstan
Mongolia
China
Turkey
India
Algeria
Libya
Egypt
Mali
Niger
Chad
Sudan
Ethiopia
Somalia
Venezuela
Colombia
Ecuador
Brazil
Peru
Bolivia
Paraguay
Chile
Argentina
Uruguay
Angola
Zambia
Namibia
Botswana
Zimbabwe
Madagascar
South Africa
Indian Ocean
Australia
South Pacific Ocean
South Atlantic Ocean
Antarctica

Continued Diversification
North America
Traditional
Class 6,7,8 & Mexico
Expansion
Class 4,5, CF, Conventional, MXT, RV, Military
Future Opportunities
GM
Rest of World
Today
South America, South Africa and Russia
Future Opportunities
India, Russia, Australia & China

30 Appendix

Preliminary & Unaudited

The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations, to provide an additional measure of performance.

NAVISTAR

SEC Regulation G
Memo:
Full Year Full Year
FY 2006                       FY 2007
($ Billions) ($ Billions)
Revenues $14 $12 $6.7 $6.9
($Millions) ($Millions)
Manufacturing Segment Profit
$838 $426 $425 $375 $1,000 $950
Corporate Items ($398) ($431) ($162) ($172) ($420) ($460) ($313) ($423)
Interest Expense ($192) ($196) ($68) ($78) ($140) ($160) ($157) ($177)
Financial Services Profit $147 $128 $5 ($5) $70 $50 $140 $100
Sub total - Below the line range: ($443) ($499) ($225) ($255) ($490) ($570) ($330) ($500)
Consolidated Income Before Income Tax $395 ($73) $200 $120 $510 $380 $1,270 $1,100
Memo - Professional fees included above in corporate items: ($71) ($224) ($97) ($101) ($140) ($160) ($20) ($30)
$1,600
$15+
Full Year
FY 2009
($ Billions)
($Millions)
SEC Regulation G
($Millions)
FY 2008                       FY 2008
($ Billions)
1st Half Full Year
($ Billions)
($Millions)
$15+